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As Filed with the Securities and Exchange Commission on April 27, 2000

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Registration No. 333-45727
811-08635

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
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Post-Effective Amendment No. 13	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 19	[X]

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Variable Account A

(Exact Name of Registrant)

Keyport Benefit Life Insurance Company

(Name of Depositor)

125 High Street, Boston, Massachusetts 02110

(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code: 617-526-1400

Bernard R. Beckerlegge, Esq.

Keyport Benefit Life Insurance Company

125 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Copies to:

Joan E. Boros, Esq.

Jorden Burt Boros Cicchetti Berenson & Johnson LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

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It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X ) on May 1, 2000 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a)(1) of Rule 485

( ) on [date] pursuant to paragraph (a)(1) of Rule 485

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Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit List on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

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This Amendment No. 13 to the Registration Statement on Form N-4 which initially became effective on June 25, 1998 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"), and related exhibits, describing a specific form of the Group Flexible Premium Deferred Annuity Contract. This Amendment relates only to the prospectus, SAI, and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in Post-Effective Amendment Nos. 8, 11 and 12 to the Registration Statement.

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PART A

May 1, 2000 Prospectus for

NEW YORK

KEYPORT ADVISOR VARIABLE ANNUITY

Annuities are:
not insured by the FDIC;
not a deposit or other obligation of, or
guaranteed by, the depository institution;
subject to investment risks, including the
possible loss of principal amount invested.

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Prospectus for

The Keyport Advisor Variable Annuity

Group Flexible Purchase Payment

Deferred Variable Annuity Contracts

issued by

Variable Account A

of

Keyport Benefit Life Insurance Company

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This prospectus describes the Keyport Advisor variable annuity group Contracts and Certificates offered by Keyport Benefit Life Insurance Company. All discussion of Certificates applies to the Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers eighteen investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

THE ALGER AMERICAN FUND: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.: Global Bond Portfolio and Premier Growth Portfolio

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LIBERTY VARIABLE INVESTMENT TRUST: Colonial Growth & Income Fund, Variable Series (on June 1, 2000 the name will change to Liberty Value Fund, Variable Series); Colonial International Fund for Growth, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Newport Tiger Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series

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MFS VARIABLE INSURANCE TRUST: MFS Emerging Growth Series and MFS Research Series

STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Small Company Growth Fund, Variable Series

You may not purchase a Certificate if either you or the Annuitant are 90 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 90 applies to Roth IRAs).

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The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts to which you may allocate purchase payments may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts.

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The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 37 of this prospectus.

The date of this prospectus is May 1, 2000.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value less any premium taxes and certificate maintenance charge and applicable contingent deferred sales charges.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Keyport Benefit"): Keyport Benefit Life Insurance Company.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, a waiver of any contingent deferred sales charges or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the contingent deferred sales charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The twelve-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Service Office: Our service office which is 125 High Street, Boston, Massachusetts 02110-2712.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our service office.

SUMMARY OF CERTIFICATE FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

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The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

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If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase of the Certificate

You may make multiple purchase payments. The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

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You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the prospectuses for the Eligible Funds. Under the Certificate, the Variable Account currently invests in the following:

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The Alger American Fund ("Alger American Fund")

  Alger American Growth Portfolio ("Alger Growth")

  Alger American Small Capitalization Portfolio ("Alger Small Cap")

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")

  Global Bond Portfolio ("Alliance Global Bond")

  Premier Growth Portfolio ("Alliance Premier Growth")

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Liberty Variable Investment Trust ("Liberty Trust")

  Colonial Growth & Income Fund, Variable Series ("Colonial Growth &      Income")

  Colonial International Fund for Growth, Variable Series ("Colonial Int'l

Fund for Growth")

  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic

Income")

  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S.

Growth & Income")

  Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity")

  Newport Tiger Fund, Variable Series ("Newport Tiger")

  Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global

Utilities")

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MFS Variable Insurance Trust ("MFS Trust")

  MFS Emerging Growth Series ("MFS Emerging Growth")

  MFS Research Series ("MFS Research")

SteinRoe Variable Investment Trust ("SteinRoe Trust")

  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")

  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")

  Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market")

  Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage

Securities")

  Stein Roe Small Company Growth Fund, Variable Series ("Stein Roe Small

Company Growth")

Fees and Charges

Contingent Deferred Sales Charge.

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

Mortality and Expense Risk Charge.

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset value in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

Distribution Charge.

We deduct a daily distribution charge at an annual rate of .15% of your daily net asset value in the Variable Account. (See "Deductions for Daily Distribution Charge".)

Certificate Maintenance Charge.

We deduct an annual $36 certificate maintenance charge from Variable Account Value for administrative expenses. Prior to the Income Date, we reserve the right to change this charge for future years. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge".)

Transfer Charge.

Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

Premium taxes.

We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes".)

Federal Income Taxes.

You will not pay federal income taxes on the increases in the value of a your Certificate. However, if you make a withdrawal, in the form of a lump sum payment, annuity payment, or make a gift or assignment you will be subject to federal income taxes on the increases in the value of your Certificate and may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. We will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. (See "Right to Revoke".)

FEE TABLE

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%
Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Certificate Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Certificate Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)

Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

Alger American Fund, Alliance Series Fund, Liberty Trust,

MFS Trust, and SteinRoe Trust Annual Expenses1

(as a percentage of average net assets)

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Management		Other	Total Fund
Fees		Expenses	Operating
After Any		After Any	Expenses After
Waiver and/or		Waiver and/or	Any Waiver and/or
Fund	Reimbursement[2]	Reimbursement[2]	Reimbursement[2]
Alger Growth	.75%	.04%	.79%
Alger Small Cap	.85%	.05%	.90%
Alliance Global Bond	.65%	.25%(.39%)	.90%(1.04%)
Alliance Premier Growth	1.00%	.05%	1.05%
Colonial Growth & Income	.65%	.08%	.73%
Colonial Int'l Fund for
Growth	.90%	.20%	1.10%
Colonial Strategic Income	.65%	.10%	.75%
Colonial U.S. Growth
& Income	.80%	.08%	.88%
Liberty All-Star Equity	.80%	.15%	.95%
Newport Tiger	.90%	.31%	1.21%
Stein Roe Global Utilities	.65%	.12%	.77%
MFS Emerging Growth	.75%	.09%	.84%
MFS Research	.75%	.11%	.86%
Stein Roe Balanced	.45%	.18%	.63%
Stein Roe Growth Stock	.50%	.17%	.67%
Stein Roe Money Market	.35%	.17%	.52%
Stein Roe Mortgage
Securities	.40%	.24%	.64%
Stein Roe Small Company
Growth	.50%	.22%	.72%

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THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1All Trust and Fund expenses are for 1999. The Alliance Series Fund expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 2).

2The manager of Alger American Fund has agreed to reimburse Alger Growth and Alger Small Cap to the extent that its annual operating expenses, excluding interest, taxes, fees for brokerage services and extraordinary expenses, exceed 1.50% of the average daily net assets of the fund for any fiscal year. The Alger American Fund's manager was not required to reimburse expenses as of the date of this prospectus.

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The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond for the foreseeable future. Each percentage shown in the parentheses is what the expenses would be without any expense reimbursement: for Alliance Global Bond -- .39% for other expenses and 1.04% for total expenses.

The manager of Liberty Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: 1.00% for Colonial Growth & Income, Colonial U.S. Growth & Income, Liberty All-Star Equity, and Stein Roe Global Utilities; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and .80% for Colonial Strategic Income. The Liberty Trust's manager was not required to reimburse expenses as of the date of this prospectus.

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The manager of SteinRoe Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of each Eligible Fund: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock and Stein Roe Small Company Growth--.80%; for Stein Roe Mortgage Securities--.70%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager was not required to reimburse expenses as of the date of this prospectus.

EXAMPLES

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Example #1 - If you surrender your Certificate at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers described above continue throughout the period shown.
Sub-account	1 Year	3 Years	5 Years	10 Years
Alger Growth	$93	$122	$162	$319
Alger Small Cap	94	125	167	331
Alliance Global Bond	94	127	170	338
Alliance Premier Growth	94	127	171	340
Colonial Growth & Income	93	122	162	319
Colonial Int'l Fund for Growth	99	141	195	395
Colonial Strategic Income	93	123	162	321
Colonial U.S. Growth & Income	94	127	171	340
Liberty All-Star Equity	94	127	170	337
Newport Tiger	97	137	188	379
Stein Roe Global Utilities	93	123	163	322
MFS Emerging Growth	95	129	174	346
MFS Research	95	129	174	346
Stein Roe Balanced	91	119	155	304
Stein Roe Growth Stock	92	120	159	312
Stein Roe Money Market	91	118	154	301
Stein Roe Mortgage Securities	92	120	157	308
Stein Roe Small Company Growth	92	121	160	314

Example #2 - If you annuitize or if you do not surrender your Certificate at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers described above continue throughout the period shown.
Sub-Account	1 Year	3 Years	5 Years	10 Years
Alger Growth	$23	$73	$132	$319
Alger Small Cap	24	76	137	331
Alliance Global Bond	24	78	140	338
Alliance Premier Growth	24	78	141	340
Colonial Growth & Income	23	73	132	319
Colonial Int'l Fund for Growth	29	93	165	395
Colonial Strategic Income	23	74	132	321
Colonial U.S. Growth & Income	24	78	141	340
Liberty All-Star Equity	24	78	140	337
Newport Tiger	27	88	158	379
Stein Roe Global Utilities	23	74	133	322
MFS Emerging Growth	25	80	144	346
MFS Research	25	80	144	346
Stein Roe Balanced	21	70	125	304
Stein Roe Growth Stock	22	71	129	312
Stein Roe Money Market	21	69	124	301
Stein Roe Mortgage Securities	22	70	127	308
Stein Roe Small Company Growth	22	72	130	314

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EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and examples do not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

We deduct contingent deferred sales charges only if you totally or partially surrender the Certificate. You will not incur a surrender charge in the following instances:
1.

In the first Certificate Year, you may withdraw an aggregate amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal less the portion of the purchase payments not previously withdrawn.

2.	In the second and later Certificate Years you may withdraw:
(a) earnings, and
(b) an amount up to
(i) 10% of the Certificate Value as of the preceding Certificate Anniversary,
(ii) less earnings.

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The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Certificate Value when they are paid.

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We waive the certificate maintenance charge on the first Certificate Anniversary and in certain other instances.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year**	of Year	of Year	Year

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Alger Growth	$17.928	$23.647	332,832	1999
	16.500	17.928	39,162	1998

Alger Small Cap	12.685	17.942	82,868	1999
	12.801	12.685	13,187	1998

Alliance Global Bond	11.042	10.224	161,545	1999
	10.064	11.042	35,345	1998

Alliance Premier Growth	19.646	25.636	560,338	1999
	18.251	19.646	69,571	1998

Colonial Growth & Income	21.211	22.079	386,932	1999
	21.496	21.211	67,044	1998

Colonial Int'l Fund for	10.761	14.919	97,140	1999
Growth	11.685	10.761	25,408	1998

Colonial Strategic Income	14.237	14.291	503,694	1999
	14.141	14.237	131,296	1998

Colonial U.S. Growth &	24.622	27.196	312,695	1999
Income	24.216	24.622	47,340	1998

Liberty All-Star Equity	11.777	12.609	328,210	1999
	11.632	11.777	42,845	1998

Newport Tiger	7.867	13.035	50,398	1999
	6.085	7.867	7,114	1998

Stein Roe Global Utilities	17.923	22.737	118,572	1999
	17.682	17.923	21,404	1998

MFS Emerging Growth	15.455	26.934	149,863	1999
	14.370	15.455	23,981	1998

MFS Research	14.400	17.617	201,473	1999
	14.269	14.400	37,827	1998

Stein Roe Balanced	27.188	30.197	251,340	1999
	26.558	27.188	39,968	1998

Stein Roe Growth Stock	44.829	60.541	119,672	1999
	43.593	44.829	13,356	1998

Stein Roe Money Market	14.284	14.762	258,681	1999
	14.063	14.284	88,828	1998

Stein Roe Mortgage	18.826	18.762	156,132	1999
Securities	18.415	18.826	56,960	1998

Stein Roe Small Company	25.351	37.025	10,467	1999
Growth	29.179	25.351	2,591	1998

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* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value is as of July 22, 1998, which is the date the Eligible Fund Sub-account first became available.

The full financial statements for the Variable Account and Keyport Benefit are in the Statement of Additional Information.

PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

The Sub-accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Certificate charges and deductions. This would include any contingent deferred sales charge that would apply if you surrendered the Certificate at the end of each period indicated. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present additional non-standardized total return information computed on a different basis:

(a) First, the Sub-accounts may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Certificate continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

(b) Second, the Sub-accounts may present total return information as described above, except there are no Certificate deductions for the contingent deferred sales charge, the certificate maintenance charge and premium tax charges. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value. The percentages would be lower if these charges were included .

(c) Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges to the Certificate for the specified time periods.

The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include contingent deferred sales charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT BENEFIT AND THE VARIABLE ACCOUNT

We were organized under the laws of the State of New York in 1987 as a stock life insurance company. We are a wholly-owned subsidiary of Keyport Life Insurance Company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 100 Manhattanville Road, Purchase, New York 10577. We are admitted to conduct life insurance business in New York.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

We established the Variable Account pursuant to the provisions of New York Law on February 6, 1998. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:
o	We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.
o	We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts chosen by you. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust. Keyport Benefit and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Sub-accounts in which the Eligible Funds invest. You bear the investment risk that those Sub-accounts possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions: Alger American Fund--"Participating Insurance Companies and Plans"; Alliance Series Fu nd--"Introduction to the Fund"; Liberty Trust--"The Trust"; MFS Trust--"Investment Concept of the Trust"; and SteinRoe Trust--"The Trust".

Fred Alger Management, Inc. ("Alger Management") is the investment manager for the Eligible Funds of Alger American Fund.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund. AIGAM International Limited is sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC"), our affiliate, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, is the sub-adviser for the Eligible Funds except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity. Newport Fund Management, Inc., an affiliate, is sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate, is sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, TCW Funds Management, Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

Massachusetts Financial Services Company ("MFS") is the investment adviser for the Eligible Funds of MFS Trust.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities.

We have briefly described the Eligible Funds below. You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from a salesperson or by writing to our service office or by calling (800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-accounts	Investment Objective

Alger Growth	Long-term capital appreciation
(Alger Growth Sub-account)
Alger Small Cap	Long-term capital appreciation.
(Alger Small Cap Sub-account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-accounts	Investment Objective

Alliance Global Bond	A high level of return from a
(Alliance Global Bond	combination of current income and
Sub-account)	capital appreciation by investing
in a globally diversified portfolio
of high quality debt securities
denominated in the U.S. Dollar and
a range of foreign currencies.

Alliance Premier Growth	Growth of capital rather than
(Alliance Premier Growth	current income.
Sub-account)

Eligible Funds of Liberty Trust
and Variable Account
Sub-accounts	Investment Objective
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Colonial Growth & Income	Primarily income and long-term
(Colonial Growth & Income Sub-account)	capital growth and, secondarily,
preservation of capital.
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Colonial Int'l Fund for Growth	Long-term capital growth, by
(Colonial Int'l Fund for Growth	investing primarily in non-U.S.
Sub-account)	equity securities.

Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income	is consistent with prudent risk and
Sub-account)	maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate
debt securities.

Colonial U.S. Growth & Income	Long-term capital growth and
(Colonial U.S. Growth & Income	income by investing primarily in
Sub-account)	large capitalization equity
securities.

Liberty All-Star Equity	Total investment return, comprised
(Liberty All-Star Equity Sub-account)	of long-term capital appreciation
and current income, through
investment primarily in a
diversified portfolio of equity
securities.

Newport Tiger
(Newport Tiger Sub-account)	Long term capital growth by
investing primarily in equity
securities of companies located in
the nine Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
China and the Philippines).

Stein Roe Global Utilities
(Stein Roe Global Utilities	Current income and long-term growth
Sub-account)	of capital and income.

Eligible Funds of MFS Trust
and Variable Account
Sub-accounts	Investment Objective

MFS Emerging Growth	Long-term growth of capital.
(MFS Emerging Growth Sub-account)

MFS Research	Long-term growth of capital and
(MFS Research Sub-account)	future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-accounts	Investment Objective

Stein Roe Balanced	High total investment return
(Stein Roe Balanced	through investment in a changing
Sub-account)	mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock	investment primarily in common
Sub-account)	stocks.

Stein Roe Money Market	High current income from short-term
(Stein Roe Money Market	money market instruments while
Sub-account)	emphasizing preservation of capital
and maintaining excellent
liquidity.

Stein Roe Mortgage Securities	Highest possible level of current
(Stein Roe Mortgage Securities	income consistent with safety of
Sub-account)	principal and maintenance of
liquidity through investment
primarily in mortgage-backed
securities.

Stein Roe Small Company Growth	Capital growth by investing
(Stein Roe Small Company Growth	primarily in common stocks,
Sub-account)	convertible securities, and other
securities selected for prospective
capital growth.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

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Currently, we do not charge a transfer fee. We reserve the right to charge a fee in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Currently, we do not limit the number or frequency of transfers except as follows:

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we impose a transfer limit of one transfer every thirty days, or such other period as we may permit, for transfers on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

o

we limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for thirty days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

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You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how charges are assessed, so long as the total charges do not exceed the maximum amount that may be charged the Variable Account and the Eligible Funds in connection with the Certificates.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. Before the Income Date we do not guarantee the amount of the certificate maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:
o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $40,000 on the date we impose this charge, or

o	in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

On the Income Date, we will subtract a pro-rata portion of the charge due on the next Certificate Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. We will deduct the charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, the certificate maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Daily Distribution Charge

We do not deduct the distribution charge during the annuity period. We deduct from each Sub-account for each valuation period a daily distribution charge equal on an annual basis to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificate.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative distribution charge limit. We do not deduct this charge from the values of Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you surrender your Certificate.

To determine whether we will deduct a contingent deferred sales charge if you surrender your Certificate, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a particular purchase payment.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and an amount up to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. We will deduct a contingent deferred sales charge with respect to withdrawals in excess of these amounts.

We will deduct the contingent deferred sales charge resulting from an excess withdrawal in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the contingent deferred sales charge we deduct will equal the amount of your surrender multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the contingent deferred sales charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you surrender.

We keep a record of all amounts we have deducted for all contingent deferred sales charges and daily distribution charges. We will never deduct more than a total of 9% from your purchase payments for sales and distribution charges.

The contingent deferred sales charge is used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the contingent deferred sales charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The contingent deferred sales charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 21 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year. If so, the initial purchase payment will be substituted for the Certificate Value.

Deductions for Transfers of Variable Account Value

The Certificate allows us to charge a transfer fee. Currently, we do not charge such a fee. We will notify you prior to the imposition of any fee and the fee will not exceed $25.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. We deduct premium taxes from Certificate Value when they are paid. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, and the daily distribution charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

OTHER SERVICES

The Programs. We offer the following investment related programs which are available only prior to the Income Date:
o	asset allocation;

o	dollar cost averaging;

o	systematic investment; and

o	systematic withdrawal programs.

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A rebalancing program is available before and after the Income Date. Under each program that uses transfers, the transfers between and among Sub-accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

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If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-accounts or Fixed Account Certificate Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Stein Roe Money Market Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Stein Roe Money Market Sub-account or the One-Year Guarantee Period. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits.

If you wish to participate in the program you must specify in writing the Stein Roe Money Market Sub-account or the One-Year Guarantee Period from which you want the transfers made. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur about 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period. If you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Stein Roe Money Market Sub-account or the One-Year Guarantee Period.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

Asset Allocation Program. You may select from five asset allocation model portfolios separately developed by Ibbotson Associates and Standard & Poor's:
o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C - Moderate Growth,

o	Model D -- Growth, and

o	Model E - Aggressive Growth.

If you elect one of the models, we will automatically allocate initial and subsequent purchase payments among the Sub-accounts in the model. You may use only one model in a Certificate at a time. You may use a questionnaire and scoring system to determine the model that corresponds to your risk tolerance and time horizons.

Periodically Ibbotson Associates and Standard & Poor's will review the models and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. You may allocate initial or subsequent purchase payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. If you elect purchase payment percentage allocations, we will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. You may terminate the program at any time or change the percentages by notifying us in writing. We must receive your changes ten days before to the end of the calendar quarter. Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts or guarantee period of the Fixed Account.

In each Certificate Year, you may withdraw portions of Certificate Value without any contingent deferred sales charge ("free withdrawal amount"). If your withdrawals under the program exceed the free withdrawal amount, the excess will be subject to the applicable contingent deferred sales charge. We will add any unrelated voluntary partial withdrawal you make during a Certificate Year with withdrawals pursuant to the program to determine the applicability of any contingent deferred sales charge.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable contingent deferred sales charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a contingent deferred sales charge when making additional purchase payments under the Certificate.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (EST) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:
	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
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	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

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(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:
(i)	the valuation period equivalent of the mortality and expense risk charge; plus

(ii)	the valuation period equivalent of the daily distribution charge; plus

(iii)	a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily distribution charge in (c)(ii) above. For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner, or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA is the greater of the "net purchase payment death benefit", the current Certificate Value or the "greatest Anniversary Value".

The net purchase payment death benefit is:
o	the initial purchase payment, plus

o	any additional purchase payments, minus

o	any partial withdrawals and any applicable surrender charges.

Each day we determine the value of your Certificate during a Certificate Year, we will also value your "greatest Anniversary Value". The "greatest Anniversary Value" on the issue date is the initial purchase payment. Each day we will add to this amount any additional purchase payments made that day, and subtract an adjustment for withdrawals made that day. This adjustment equals the amount of the partial withdrawal:
o	divided by the Certificate Value immediately before the withdrawal; and

o	multiplied by the "greatest Anniversary Value" immediately before the withdrawal.

On each Certificate Anniversary, we compare the current Certificate Value to "greatest Anniversary Value", adjusted as described above. If the current Certificate Value exceeds the adjusted "greatest Anniversary Value", the current Certificate Value will become the new "greatest Anniversary Value". This new "greatest Anniversary Value" will be adjusted as described above during the following Certificate Year, if necessary. This process will continue until the Certificate Anniversary prior to the 81st birthday of the Covered Person. On this Certificate Anniversary, the greater of the current Certificate Value and the adjusted "greatest Anniversary Value" will become the new "greatest Anniversary Value". From that point on, the "greatest Anniversary Value" will not change unless subsequent purchase payments are made or withdrawals are taken, in which case the "greatest Anniversary Value" will be adjusted as described above.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after we receive proof of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period or surrenders it at any time after the death of a non-Covered Person, we will deduct any applicable contingent deferred sales charge. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner or a joint Certificate Owner, and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no contingent annuitant, you will be the new Annuitant. If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.

When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. You may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Value without incurring any applicable contingent deferred sales charge. If you surrender the Certificate after 90 days, we will deduct any applicable contingent deferred sales charge.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated beneficiary surrenders the Certificate after the applicable 90 or 60 day period, we will deduct any applicable contingent deferred sales charge.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable contingent deferred sales charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender annuity options based on life contingencies after annuity payments have begun. You may surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a competent tax adviser.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by:
o	applying payments to the option you choose for your Certificate Value,

o	subtracting any premium taxes not previously deducted, and

o	subtracting any applicable certificate maintenance charge on the Income Date in accordance with the option selected.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:

o	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

o	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of
(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

(ii)	any maximum date permitted under state law.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:
o	deducting from the Fixed Account Value, any premium taxes not previously deducted and any applicable certificate maintenance charge;

o	dividing the remainder by $1,000; and

o	multiplying the result by the greater of:
(i) the applicable factor shown in the appropriate table in the Certificate; and
(ii) the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:
o	Variable Account Value (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) in its entirety to a variable annuity option, and

o	Fixed Account Value, less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP). At any time while we are making variable annuity payments, the payee may elect to receive the following amount:
o

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (For the variable annuity this interest rate is 5% per year, unless at the time you chose Option A you selected 3% per year in writing); less

o	any contingent deferred sales charge due by treating the value defined above as a total surrender. Instead of receiving a lump sum, the payee may elect another payment option.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:
o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into twelve equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current twelve monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless the payee had chosen 3% per year at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment return of 5% per year, unless you choose 3% in writing. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:
o	the sum of all Sub-account payments, less

o	the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;
o	trading on the Exchange is restricted;
o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or
o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service .

The Certificate is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

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Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

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Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;
o	in a series of substantially equal payments made for life or life expectancy;
o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);
o	if the taxpayer becomes totally and permanently disabled; or
o

under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments; provided only that one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC"), our affiliate, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

A dealer selling the Certificate may receive up to 6.00% of purchase payments, and additional compensation later based on the Certificate Value of those payments. The percentage may increase to 7.00% during certain time periods Keyport Benefit and KFSC select.

We may sell Certificates with lower or no dealer compensation (1) to a person who is as officer, director, or employee of an affiliate of ours, a trustee or officer of an Eligible Fund, an employee of an investment adviser or sub-investment adviser of an Eligible Fund, or an employee or associated person of an entity which has entered in a sales agreement with KFSC for the distribution of Certificates, or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the contingent deferred sales charge and (2) they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a contingent deferred sales charge under the Old VA at the time of the exchange. We will calculate any contingent deferred sales charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

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LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Keyport Benefit Life Insurance Company, Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

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Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you are agreeing to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

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Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of 1 year. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

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Fixed Account Value

Fixed Account Value is equal to:
(a)	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

(b)	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

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End of A Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Stein Roe Money Market Sub-account unless we have received:

(a)	your election of a new Guarantee Period from among those we offer at that time; or

(b)	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period longer than the number of years remaining until the Income Date

Transfers of Fixed Account Value

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You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

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The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

Distributed by:

Keyport Financial Services Corp.

125 High Street, Boston, MA 02110-2712

Issued by:

Keyport Benefit Life Insurance Company

125 High Street, Boston, MA 02110-2712

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KBKA	5/2000

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Yes. I would like to receive the New York Keyport Advisor Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

The Alger American Fund

Liberty Variable Investment Trust

SteinRoe Variable Investment Trust

Alliance Variable Products Series Fund, Inc.

MFS Variable Insurance Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT BENEFIT LIFE INSURANCE CO.

125 HIGH STREET

BOSTON, MA 02110-2712

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT BENEFIT LIFE INSURANCE COMPANY ("Keyport Benefit")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the New York Keyport Advisor variable annuity prospectus dated May 1, 2000. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport Benefit at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

TABLE OF CONTENTS

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The date of this statement of additional information is May 1, 2000.

KBKA.SAI	5/00

KEYPORT BENEFIT LIFE INSURANCE COMPANY

Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport Benefit. Liberty Mutual ultimately controls Keyport Benefit through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC"), SteinRoe Services, Inc. and Keyport Life Insurance Company. Liberty Mutual, as of December 31, 1999, owned, indirectly, approximately 72% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport Benefit, see page 11 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport Benefit uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

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(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the distribution charge defined in (c)(ii) of the net investment factor formula; and
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(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport Benefit receives the request, Keyport Benefit will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Keyport Benefit is responsible for the safekeeping of the assets of the Variable Account.

Keyport Benefit has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport Benefit has contracted with Keyport Life Insurance Company, its corporate parent, to provide all administration for the Contracts and Certificates, as its agent. Keyport Benefit pays Keyport Life Insurance Company for the costs it incurs for providing those administrative services.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Keyport Benefit.

EXPERTS

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The statutory-basis financial statements of Keyport Benefit Life Insurance Company as of December 31, 1999 and 1998, and for the years then ended, and the financial statements of Keyport Benefit Life Insurance Company-Variable Account A as of December 31, 1999 and for the year ended December 31, 1999 and for the period from February 6, 1998 (commencement of operations) to December 31, 1998, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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INVESTMENT PERFORMANCE

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The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribtuion charges or administrative charges) that are deducted directly from contract values.

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Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-Account through December 31, 1999. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Certificate at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Certificate's Sub-Accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

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Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 7% to 1% over 7 years by 1% per year.
	Average Annual Total Return for a
	Certificate Surrendered on 12/31/99
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period
	One	Three	Five	Ten	Since Sub-Account
Sub-Account	Year	Years	Years	Years	Inception Shown
Alger Growth	25.90%	N/A	N/A	N/A	24.58%(07/22/98)
Alger Small Cap	35.44%	N/A	N/A	N/A	22.59%(07/22/98)
Alliance Global Bond	-12.97%	N/A	N/A	N/A	-3.08%(07/22/98)
Alliance Premier Growth	24.49%	N/A	N/A	N/A	22.78%(07/22/98)
Colonial Growth and Income	-1.91%	N/A	N/A	N/A	-2.29%(07/22/98)
Colonial Int'l Fund for
Growth	32.64%	N/A	N/A	N/A	14.57%(07/22/98)
Colonial Strategic Income	-5.62%	N/A	N/A	N/A	-3.45%(07/22/98)
Colonial U.S. Growth
& Income	4.45%	N/A	N/A	N/A	42.01%(07/22/98)
Liberty All-Star Equity	1.06%	N/A	N/A	N/A	1.66%(07/22/98)
Newport Tiger	66.26%	N/A	N/A	N/A	59.70%(07/22/98)
Stein Roe Global Utilities	15.16%	N/A	N/A	N/A	20.86%(07/22/98)
MFS Emerging Growth	68.28%	N/A	N/A	N/A	51.13%(07/22/98)
MFS Research	11.80%	N/A	N/A	N/A	16.34%(07/22/98)
Stein Roe Balanced	5.07%	N/A	N/A	N/A	5.28%(07/22/98)
Stein Roe Growth Stock	21.78%	N/A	N/A	N/A	29.05%(07/22/98)
Stein Roe Mortgage
Securities	-6.32%	N/A	N/A	N/A	-2.87%(07/22/98)
Stein Roe Small Company
Stock	40.05%	N/A	N/A	N/A	14.05%(07/22/98)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

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Average Annual Total Return for a
Certificate Surrendered on 12/31/99
Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Fund
Sub-Account	Year	Years	Years	Years	Inception Shown
Alger Growth	31.90%	33.67%	29.13%	21.19%	21.36%(01/09/89)
Alger Small Cap	40.46%	20.69%	20.78%	16.50%	19.12%(09/21/88)
Alliance Global Bond	-7.41%	1.14%	5.91%	N/A	5.38%(07/15/91)
Alliance Premier Growth	30.49%	35.97%	34.15%	N/A	24.60%(06/26/92)
Colonial Growth and Income	4.09%	13.21%	16.69%	N/A	12.96%(07/01/93)
Colonial Int'l Fund for
Growth	38.64%	13.98%	9.88%	N/A	7.32%(05/03/94)
Colonial Strategic Income	0.38%	4.17%	7.37%	N/A	6.72%(07/13/94)
Colonial U.S. Growth
& Income	10.45%	19.50%	21.27%	N/A	19.99%(07/05/94)
Liberty All-Star Equity	7.06%	N/A	N/A	N/A	11.52%(11/15/97)
Newport Tiger	65.70%	1.26%	N/A	N/A	5.84%(05/01/95)
Stein Roe Global Utilities	13.47%	23.42%	21.36%	N/A	26.86%(07/01/93)
MFS Emerging Growth	74.28%	40.48%	N/A	N/A	34.56%(07/24/95)
MFS Research	22.34%	20.86%	N/A	N/A	21.13%(07/26/95)
Stein Roe Balanced	11.07%	12.40%	14.91%	10.36%	11.35%(01/01/89)
Stein Roe Growth Stock	35.05%	30.50%	29.27%	17.61%	18.81%(01/01/89)
Stein Roe Mortgage
Securities	-0.34%	4.12%	5.87%	5.57%	6.07%(01/01/89)
Stein Roe Small Company
Stock	46.05%	8.19%	11.81%	12.22%	13.77%(01/01/89)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus any expense reimbursement percentages currently applicable to the Funds.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts assumes the Certificates were available prior to that date on the Funds' inception date.


A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.
Average Annual Change		Average Annual Change
In Accumulation Unit		in Accumulation Unit Value
Value From Fund		over the period shown
Inception Shown		through 12/31/99
Sub-Account	through 12/31/99**	Three Years	Five Years	Ten Years
Alger Growth	21.36%(01/09/89)	33.67%	29.13%	21.19%
Alger Small Cap	19.12%(09/20/88)	20.69%	20.78%	16.50%
Alliance Global Bond	5.38%(07/15/91)	1.14%	5.91%	N/A
Alliance Premier Growth	24.60%(06/26/92)	35.97%	34.15%	N/A
Colonial Growth and Income	12.96%(07/01/93)	13.21%	16.69%	N/A
Colonial Int'l Fund for
Growth	7.32%(05/03/94)	13.98%	9.88%	N/A
Colonial Strategic Income	6.72%(07/05/94)	4.17%	7.37%	N/A
Colonial U.S. Growth &
Income	19.99%(07/05/94)	19.50%	21.27%	N/A
Liberty All-Star Equity	11.52%(11/15/97)	N/A	N/A	N/A
Newport Tiger	5.84%(05/01/95)	1.26%	N/A	N/A
Stein Roe Global Utilities	13.47%(07/01/93)	23.42%	21.36%	N/A
MFS Emerging Growth	34.56%(07/24/95)	40.48%	N/A	N/A
MFS Research	21.13%(07/26/95)	20.86%	N/A	N/A
Stein Roe Balanced	11.35%(01/01/89)	12.40%	14.91%	10.36%
Stein Roe Growth Stock	18.81%(01/01/89)	30.50%	29.27%	17.61%
Stein Roe Mortgage
Securities	6.07%(01/01/89)	4.12%	5.87%	5.57%
Stein Roe Small Company
Growth	13.77%(01/01/89)	8.19%	11.81%	12.22%
12-Month Period Change in Accumulation
Unit Value**
Sub-Account	1990	1991	1992	1993	1994
Alger Growth	2.69%	38.45%	10.82%	20.78%	0.05%
Alger Small Cap	7.21%	55.37%	2.12%	11.72%	-5.69%
Alliance Global Bond	N/A	10.29%*	3.40%	9.61%	-6.46%
Alliance Premier Growth	N/A	N/A	12.99%*	11.07%	-4.30%
Colonial Growth and Income	N/A	N/A	N/A	4.28%*	-2.12%
Colonial Int'l Fund for Growth	N/A	N/A	N/A	N/A	-6.86%*
Colonial Strategic Income	N/A	N/A	N/A	N/A	0.15%*
Colonial U.S. Growth & Income	N/A	N/A	N/A	N/A	3.69%*
Liberty All-Star Equity	N/A	N/A	N/A	N/A	N/A
Newport Tiger	N/A	N/A	N/A	N/A	N/A
Stein Roe Global Utilities	N/A	N/A	N/A	-2.38%*	-11.51%
MFS Emerging Growth	N/A	N/A	N/A	N/A	N/A
MFS Research	N/A	N/A	N/A	N/A	N/A
Stein Roe Balanced	-2.11%	26.17%	6.04%	7.78%	-4.52%
Stein Roe Growth Stock	-3.04%	45.98%	5.15%	3.52%	-7.64%
Stein Roe Mortgage Securities	7.59%	12.90%	4.49%	4.80%	-2.93%
Stein Roe Small Company Growth	-10.29%	35.36%	12.90%	33.80%	-0.20%
12-Month Period Change in Accumulation
Unit Value**
Sub-Account	1995	1996	1997	1998	1999
Alger Growth	34.49%	11.77%	24.01%	46.03%	31.90%
Alger Small Cap	42.32%	2.73%	0.62%	13.93%	40.46%
Alliance Global Bond	23.02%	4.72%	-0.72%	12.54%	-7.41%
Alliance Premier Growth	42.85%	21.00%	32.01%	45.93%	30.49%
Colonial Growth and Income	28.34%	16.16%	27.19%	9.60%	4.09%
Colonial Int'l Fund for Growth	4.39%	3.62%	-4.12%	11.40%	38.64%
Colonial Strategic Income	16.67%	8.20%	7.70%	4.56%	0.38%
Colonial U.S. Growth & Income	27.91%	20.14%	30.41%	18.49%	10.45%
Liberty All-Star Equity	N/A	N/A	0.63%*	17.03%	7.06%
Newport Tiger	14.46%*	9.69%	-32.09%	-7.73%	65.70%
Stein Roe Global Utilities	33.30%	5.04%	26.98%	16.70%	26.86%
MFS Emerging Growth	16.70%*	15.40%	20.22%	32.31%	74.28%
MFS Research	9.97%*	20.46%	18.60%	21.68%	22.34%
Stein Roe Balanced	23.75%	14.01%	15.21%	10.99%	11.07%
Stein Roe Growth Stock	35.84%	19.59%	30.45%	26.14%	35.05%
Stein Roe Mortgage Securities	14.14%	3.25%	7.54%	5.32%	-0.34%
Stein Roe Small Company Growth	10.21%	25.18%	6.32%	-18.45%	46.05%


* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.

** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

Yield for Stein Roe Money Market Sub-Account

Yield for the Stein Roe Money Market Sub-Account is calculated using the method prescribed by the Securities and Exchange Commission. Yield reflects the deduction of the annual 1.40% asset-based Certificate charge and, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge. The yield does not reflect Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365

                   C           7

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

For the 7-day period ended 12/31/99 the yield for the Stein Roe Money Market Sub-Account was 4.27%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Benefit Life Insurance Company are included in the statement of additional information. The financial statements of Keyport Benefit Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.


Report of Independent Auditors

To the Board of Directors of Keyport Benefit Life Insurance Company

and Contract Owners of Variable Account A

We have audited the accompanying statement of net assets and liabilities of Keyport Benefit Life Insurance Company - Variable Account A as of December 31, 1999, and the related statement of operations and changes in net assets for the year ended December 31, 1999 and for the period from February 6, 1998 (commencement of operations) to December 31, 1998. These financial statements are the responsibility of Keyport Benefit Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company - Variable Account A at December 31, 1999 and the results of its operations and changes in net assets for the year ended December 31, 1999 and for the period from February 6, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts	/s/Ernst & Young LLP
April 7, 2000

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Net Assets and Liabilities
December 31,1999

Assets
Investments at market value:

AIM
AIM Value Fund - 29,812 shares (cost $957,507)	$998,686
AIM Growth Fund - 23,134 shares (cost $658,340)	746,071
AIM International Equity Fund - 20,032 shares (cost $462,192)	586,727
AIM Capital Appreciation Fund - 16,366 shares (cost $490,092)	582,303

Alger American Fund
Alger American Growth Portfolio - 151,507 shares (cost $8,261,344)	9,754,019
Alger American Small Capitalization Portfolio - 42,488 shares (cost $1,815,177)	2,343,221

Alliance Variable Products Series Fund, Inc.
Alliance Premier Growth Portfolio - 534,498 shares (cost $17,942,469)	21,617,689
Alliance Global Bond Portfolio - 206,862 shares (cost $2,426,140)	2,327,109
Alliance Growth and Income Portfolio - 69,583 shares (cost $1,496,294)	1,516,208
Alliance Technology Portfolio - 28,119 shares (cost $837,171)	945,070
Alliance Real Estate Portfolio - 13,122 shares (cost $123,351)	116,396

Franklin Templeton
Templeton Developing Markets - 11,622 shares (cost $83,470)	89,957

Liberty Variable Investment Trust
Colonial U.S. Growth & Income Fund - 543,353 shares (cost $10,516,374)	10,785,549
Colonial Growth & Income Fund - 783,702 shares (cost $12,371,535)	10,329,192
Colonial Strategic Income Fund - 923,142 shares (cost $10,309,414)	9,637,598
Liberty All-Star Equity Fund - 394,523 shares (cost $4,757,482)	4,923,653
SteinRoe Global Utilities Fund - 253,487 shares (cost $3,692,528)	4,347,295
Colonial International Fund for Growth - 712,727 shares (cost $1,508,692)	1,988,508
Colonial High Yield Securities Fund - 162,272 shares (cost $1,522,907)	1,436,106
Newport Tiger Fund - 312,548 shares (cost $600,924)	818,875
Colonial Small Cap Value Fund - 44,675 shares (cost $379,406)	407,432
Colonial International Horizons Fund - 19,617 shares (cost $224,470)	241,491
Colonial Global Equity Fund - 5,358 shares (cost $57,422)	60,121
Crabbe Huson Real Estate Fund - 6,682 shares (cost $56,796)	55,793

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Net Assets and Liabilities
December 31,1999

Assets (continued)
Investments at market value:

MFS Variable Insurance Trust
MFS Emerging Growth Series - 141,606 shares (cost $3,285,455)	5,372,535
MFS Research Series - 212,061 shares (cost $4,091,759)	4,949,506
MFS Bond Series - 112,993 shares (cost $1,267,396)	1,235,011

Mitchell Hutchins
Mitchell Hutchins Growth - 342 shares (cost $8,156)	8,231
Mitchell Hutchins Tactical Allocation - 498 shares (cost $8,183)	8,208

SteinRoe Variable Investment Trust
SteinRoe Balanced Fund - 720,069 shares (cost $11,954,675)	12,824,422
SteinRoe Growth Stock Fund - 184,557 shares (cost $8,697,360)	10,691,375
SteinRoe Money Market Fund - 8,421,058 shares (cost $8,421,058)	8,421,058
SteinRoe Mortgage Securities Fund - 332,123 shares (cost $3,482,909)	3,437,469
SteinRoe Small Company Growth Fund - 20,664 shares (cost $274,426)	416,797

Total assets	134,019,681

Liabilities
Due to Keyport Benefit Life Insurance Company (Note 2)	(9,001)

Net assets	$134,010,680

Net Assets
Variable annuity contracts (Note 5)	$119,839,840
Annuity reserves (Note 2)	14,170,840

Net assets	$134,010,680

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	AIM Value Fund*	AIM Growth Fund
	1999	1999	1998
Income
Dividends	$13,121	$19,966	$108
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,156	2,815	5
Net investment income (expense)	11,965	17,151	103
Realized gain (loss)	540	2,060	-
Unrealized appreciation (depreciation)
during the period	41,178	87,394	233
Net increase (decrease) in net assets
from operations	53,683	106,605	336

Purchase payments from contract owners	927,260	595,445	1,250
Transfers between accounts	25,705	130,228	267
Contract terminations and annuity payouts	(7,962)	(88,060)	-
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	945,003	637,613	1,517

Net assets at beginning of period	-	1,853	-

Net assets at end of period	$998,686	$746,071	$1,853

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	AIM International		AIM Capital
	Equity Fund		Appreciation Fund
	1999	1998	1999	1998
Income
Dividends	$17,829	$66	$9,735	$55
Expenses (Note 3)
Mortality and expense risk
and administrative charges	2,061	23	1,505	2
Net investment income (expense)	15,768	43	8,230	53
Realized gain (loss)	2,757	-	39	-
Unrealized appreciation (depreciation)
during the period	123,692	946	92,051	160
Net increase (decrease) in net assets
from operations	142,217	989	100,320	213

Purchase payments from contract owners	512,615	7,500	391,358	1,895
Transfers between accounts	47,092	(94)	98,073	(34)
Contract terminations and annuity payouts	(123,592)	-	(9,522)	-
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-	-
Net increase in net assets from
contract transactions	436,115	7,406	479,909	1,861

Net assets at beginning of period	8,395	-	2,074	-

Net assets at end of period	$586,727	$8,395	$582,303	$2,074

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Alger American		Alger American
	Growth Portfolio		Small Capitalization Portfolio
	1999	1998	1999	1998
Income
Dividends	$302,188	$-	$53,724	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	66,057	1,303	12,401	287
Net investment income (expense)	236,131	(1,303)	41,323	(287)
Realized gain (loss)	11,435	227	20,226	30
Unrealized appreciation (depreciation)
during the period	1,386,425	106,250	502,058	25,986
Net increase (decrease) in net assets
from operations	1,633,991	105,174	563,607	25,729

Purchase payments from contract owners	7,015,167	548,549	1,937,623	139,884
Transfers between accounts	1,262,429	65,745	93,797	34,175
Contract terminations and annuity payouts	(871,127)	(5,909)	(448,993)	(2,601)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-	-
Net increase in net assets from
contract transactions	7,406,469	608,385	1,582,427	171,458

Net assets at beginning of period	713,559	-	197,187	-

Net assets at end of period	$9,754,019	$713,559	$2,343,221	$197,187

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Alliance Premier		Alliance Global
	Growth Portfolio		Bond Portfolio
	1999	1998	1999	1998
Income
Dividends	$117,093	$-	50,131	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	142,731	2,625	20,843	821
Net investment income (expense)	(25,638)	(2,625)	29,288	(821)
Realized gain (loss)	14,226	10	(217)	(107)
Unrealized appreciation (depreciation)
during the period	3,464,084	211,136	(101,828)	2,797
Net increase (decrease) in net assets
from operations	3,452,672	208,521	(72,757)	1,869

Purchase payments from contract owners	16,993,405	1,176,221	2,016,622	465,440
Transfers between accounts	2,159,197	119,457	272,104	(5,389)
Contract terminations and annuity payouts	(2,464,575)	(27,209)	(326,950)	(23,830)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-	-
Net increase in net assets from
contract transactions	16,688,027	1,268,469	1,961,776	436,221

Net assets at beginning of period	1,476,990	-	438,090	-

Net assets at end of period	$21,617,689	$1,476,990	$2,327,109	$438,090

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Alliance Growth and		Alliance Technology
	Income Portfolio		Portfolio*
	1999	1998	1999
Income
Dividends	$18,733	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	5,754	17	982
Net investment income (expense)	12,979	(17)	(982)
Realized gain (loss)	(1,618)	1	1,186
Unrealized appreciation (depreciation)
during the period	18,749	1,164	107,899
Net increase (decrease) in net assets
from operations	30,110	1,148	108,103

Purchase payments from contract owners	1,363,793	6,250	839,718
Transfers between accounts	253,560	503	10,856
Contract terminations and annuity payouts	(139,156)	-	(13,607)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	1,478,197	6,753	836,967

Net assets at beginning of period	7,901	-	-

Net assets at end of period	$1,516,208	$7,901	$945,070

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Alliance Real Estate		Templeton
	Portfolio		Developing Markets*
	1999	1998	1999
Income
Dividends	$2,710	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	861	9	58
Net investment income (expense)	1,849	(9)	(58)
Realized gain (loss)	(794)	4	2
Unrealized appreciation (depreciation)
during the period	(6,977)	22	6,487
Net increase (decrease) in net assets
from operations	(5,922)	17	6,431

Purchase payments from contract owners	131,706	7,539	81,541
Transfers between accounts	2,276	380	1,985
Contract terminations and annuity payouts	(19,600)	-	-
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	114,382	7,919	83,526

Net assets at beginning of period	7,936	-	-

Net assets at end of period	$116,396	$7,936	$89,957

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Colonial U.S. Growth		Colonial Growth
	& Income Fund		& Income Fund
	1999	1998	1999	1998
Income
Dividends	$564,448	$-	$2,375,503	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	82,422	2,492	83,884	2,575
Net investment income (expense)	482,026	(2,492)	2,291,619	(2,575)
Realized gain (loss)	1,323	360	852	237
Unrealized appreciation (depreciation)
during the period	189,580	79,488	(2,111,250)	68,352
Net increase (decrease) in net assets
from operations	672,929	77,356	181,221	66,014

Purchase payments from contract owners	8,628,291	1,108,592	7,949,901	1,275,389
Transfers between accounts	1,359,758	106,120	1,513,869	202,347
Contract terminations and annuity payouts	(1,113,858)	(53,639)	(832,282)	(27,267)
Other transfers to Keyport Benefit
Life Insurance Company	105	(105)	556	(556)
Net increase in net assets from
contract transactions	8,874,296	1,160,968	8,632,044	1,449,913

Net assets at beginning of period	1,238,324	-	1,515,927	-

Net assets at end of period	$10,785,549	$1,238,324	$10,329,192	$1,515,927

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Colonial Strategic		Liberty All-Star
	Income Fund		Equity Fund
	1999	1998	1999	1998
Income
Dividends	$709,894	$-	$158,996	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	91,977	4,337	38,918	996
Net investment income (expense)	617,917	(4,337)	120,078	(996)
Realized gain (loss)	(4,340)	(48)	6,143	189
Unrealized appreciation (depreciation)
during the period	(580,693)	(90,986)	121,242	44,914
Net increase (decrease) in net assets
from operations	32,884	(95,371)	247,463	44,107

Purchase payments from contract owners	8,599,190	2,223,375	3,991,501	471,010
Transfers between accounts	360,511	257,850	479,091	42,221
Contract terminations and annuity payouts	(1,567,952)	(172,889)	(327,916)	(23,824)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	14	(14)
Net increase in net assets from
contract transactions	7,391,749	2,308,336	4,142,690	489,393

Net assets at beginning of period	2,212,965	-	533,500	-

Net assets at end of period	$9,637,598	$2,212,965	$4,923,653	$533,500

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	SteinRoe Global		Colonial International
	Utilities Fund		Fund for Growth
	1999	1998	1999	1998
Income
Dividends	$118,349	$-	$14,023	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	26,536	669	14,154	569
Net investment income (expense)	91,813	(669)	(131)	(569)
Realized gain (loss)	3,837	173	14,055	116
Unrealized appreciation (depreciation)
during the period	629,049	25,661	459,628	20,183
Net increase (decrease) in net assets
from operations	724,699	25,165	473,552	19,730

Purchase payments from contract owners	3,245,650	388,031	1,623,430	237,494
Transfers between accounts	391,568	26,794	103,978	23,797
Contract terminations and annuity payouts	(441,584)	(13,028)	(485,869)	(7,604)
Other transfers to Keyport Benefit
Life Insurance Company	56	(56)	5	(5)
Net increase in net assets from
contract transactions	3,195,690	401,741	1,241,544	253,682

Net assets at beginning of period	426,906	-	273,412	-

Net assets at end of period	$4,347,295	$426,906	$1,988,508	$273,412

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Colonial High Yield
	Securities Fund		Newport Tiger Fund
	1999	1998	1999	1998
Income
Dividends	$89,889	$-	$5,011	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	7,275	64	4,179	71
Net investment income (expense)	82,614	(64)	832	(71)
Realized gain (loss)	(363)	(18)	1,655	(4)
Unrealized appreciation (depreciation)
during the period	(84,949)	(1,854)	216,815	1,138
Net increase (decrease) in net assets
from operations	(2,698)	(1,936)	219,302	1,063

Purchase payments from contract owners	1,380,576	53,003	493,629	45,170
Transfers between accounts	112,068	3,985	112,889	10,261
Contract terminations and annuity payouts	(108,892)	-	(62,906)	(533)
Other transfers to Keyport Benefit
Life Insurance Company	2	(2)	-	-
Net increase in net assets from
contract transactions	1,383,754	56,986	543,612	54,898

Net assets at beginning of period	55,050	-	55,961	-

Net assets at end of period	$1,436,106	$55,050	$818,875	$55,961

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Colonial Small Cap		Colonial International
	Value Fund		Horizons Fund*
	1999	1998	1999
Income
Dividends	$589	-	$1,664
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,833	4	334
Net investment income (expense)	(1,244)	(4)	1,330
Realized gain (loss)	104	-	218
Unrealized appreciation (depreciation)
during the period	27,737	288	17,021
Net increase (decrease) in net assets
from operations	26,597	284	18,569

Purchase payments from contract owners	306,229	1,250	222,989
Transfers between accounts	82,818	41	6,613
Contract terminations and annuity payouts	(9,787)	-	(6,680)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	379,260	1,291	222,922

Net assets at beginning of period	1,575	-	-

Net assets at end of period	$407,432	$1,575	$241,491

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Colonial Global	Crabbe Huson
	Equity Fund*	Real Estate Fund*
	1999	1999
Income
Dividends	$152	$1,557
Expenses (Note 3)
Mortality and expense risk
and administrative charges	63	63
Net investment income (expense)	89	1,494
Realized gain (loss)	(1)	6
Unrealized appreciation (depreciation)
during the period	2,699	(1,003)
Net increase (decrease) in net assets
from operations	2,787	497

Purchase payments from contract owners	50,668	48,471
Transfers between accounts	6,741	6,952
Contract terminations and annuity payouts	(75)	(127)
Other transfers to Keyport Benefit
Life Insurance Company	-	-
Net increase in net assets from
contract transactions	57,334	55,296

Net assets at beginning of period	-	-

Net assets at end of period	$60,121	$55,793

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	MFS Emerging		MFS
	Growth Series		Research Series
	1999	1998	1999	1998
Income
Dividends	$-	$-	$19,935	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	29,039	806	34,112	1,071
Net investment income (expense)	(29,039)	(806)	(14,177)	(1,071)
Realized gain (loss)	23,138	96	(3,331)	300
Unrealized appreciation (depreciation)
during the period	2,015,261	71,819	793,483	64,264
Net increase (decrease) in net assets
from operations	2,009,360	71,109	775,975	63,493

Purchase payments from contract owners	2,950,390	293,402	3,658,483	515,692
Transfers between accounts	563,234	10,924	542,743	53,653
Contract terminations and annuity payouts	(521,076)	(4,808)	(630,243)	(30,290)
Other transfers to Keyport Benefit
Life Insurance Company	(9,001)	-	-	-
Net increase in net assets from
contract transactions	2,983,547	299,518	3,570,983	539,055

Net assets at beginning of period	370,627	-	602,548	-

Net assets at end of period	$5,363,534	$370,627	$4,949,506	$602,548

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	MFS		Mitchell Hutchins
	Bond Series		Growth*
	1999	1998	1999
Income
Dividends	$19,831	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	11,998	370	1
Net investment income (expense)	7,833	(370)	(1)
Realized gain (loss)	(1,841)	127	-
Unrealized appreciation (depreciation)
during the period	(35,023)	2,638	75
Net increase (decrease) in net assets
from operations	(29,031)	2,395	74

Purchase payments from contract owners	1,347,935	191,934	8,157
Transfers between accounts	66,503	38,419	-
Contract terminations and annuity payouts	(382,526)	(618)	-
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	1,031,912	229,735	8,157

Net assets at beginning of period	232,130	-	-

Net assets at end of period	$1,235,011	$232,130	$8,231

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Mitchell Hutchins	SteinRoe
	Tactical Allocation*	Balanced Fund
	1999	1999	1998
Income
Dividends	$-	$234,491	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1	92,717	2,004
Net investment income (expense)	(1)	141,774	(2,004)
Realized gain (loss)	-	2,947	10
Unrealized appreciation (depreciation)
during the period	25	804,467	65,281
Net increase (decrease) in net assets
from operations	24	949,188	63,287

Purchase payments from contract owners	8,157	12,394,484	1,006,990
Transfers between accounts	27	885,117	82,673
Contract terminations and annuity payouts	-	(2,553,128)	(4,189)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-
Net increase in net assets from
contract transactions	8,184	10,726,473	1,085,474

Net assets at beginning of period	-	1,148,761	-

Net assets at end of period	$8,208	$12,824,422	$1,148,761

	* Commencement of operations - July 1, 1999

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	SteinRoe Growth		SteinRoe Money
	Stock Fund		Market Fund
	1999	1998	1999	1998
Income
Dividends	$44,243	$-	$211,250	$264,105
Expenses (Note 3)
Mortality and expense risk
and administrative charges	63,737	1,055	59,140	3,248
Net investment income (expense)	(19,494)	(1,055)	152,110	260,857
Realized gain (loss)	6,915	(156)	-	133
Unrealized appreciation (depreciation)
during the period	1,926,988	67,027	-	603
Net increase (decrease) in net assets
from operations	1,914,409	65,816	152,110	261,593

Purchase payments from contract owners	7,761,494	479,178	9,119,926	2,491,179
Transfers between accounts	1,105,786	87,855	(199,119)	(360,032)
Contract terminations and annuity payouts	(719,265)	(3,898)	(2,655,790)	(388,809)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	51,009	(51,009)
Net increase in net assets from
contract transactions	8,148,015	563,135	6,316,026	1,691,329

Net assets at beginning of period	628,951	-	1,952,922	-

Net assets at end of period	$10,691,375	$628,951	$8,421,058	$1,952,922

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	SteinRoe Mortgage		SteinRoe Small
	Securities Fund		Company Growth Fund
	1999	1998	1999	1998
Income
Dividends	$83,499	$-	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	34,272	2,244	3,115	151
Net investment income (expense)	49,227	(2,244)	(3,115)	(151)
Realized gain (loss)	(334)	77	1,974	24
Unrealized appreciation (depreciation)
during the period	(53,677)	8,238	136,268	6,104
Net increase (decrease) in net assets
from operations	(4,784)	6,071	135,127	5,977

Purchase payments from contract owners	2,244,257	955,196	208,358	60,143
Transfers between accounts	586,202	116,105	22,888	1,896
Contract terminations and annuity payouts	(462,734)	(2,844)	(15,265)	(2,327)
Other transfers to Keyport Benefit
Life Insurance Company	-	-	-	-
Net increase in net assets from
contract transactions	2,367,725	1,068,457	215,981	59,712

Net assets at beginning of period	1,074,528	-	65,689	-

Net assets at end of period	$3,437,469	$1,074,528	$416,797	$65,689

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets
For the Year Ended December 31,1999
and Period from February 6, 1998
(commencement of operations) to December 31, 1998

	Total	Total
	1999	1998
Income
Dividends	$5,258,554	$264,334
Expenses (Note 3)
Mortality and expense risk
and administrative charges	936,994	27,818
Net investment income (expense)	4,321,560	236,516
Realized gain (loss)	102,799	1,781
Unrealized appreciation (depreciation)
during the period	10,194,955	781,852
Net increase (decrease) in net assets
from operations	14,619,314	1,020,149

Purchase payments from contract owners	109,048,419	14,151,556
Transfers between accounts	12,467,539	919,919
Contract terminations and annuity payouts	(17,411,099)	(796,116)
Other transfers to Keyport Benefit
Life Insurance Company	42,746	(51,747)
Net increase in net assets from
contract transactions	104,147,605	14,223,612

Net assets at beginning of period	15,243,761	-

Net assets at end of period	$134,010,680	$15,243,761

See accompanying notes.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Notes to Financial Statements
December 31, 1999

1. Organization

The Variable Account A (the "Variable Account") was established on February 6, 1998 as a segregated investment account of Keyport Benefit Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers four contracts, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The four contracts and their respective eligible fund options are as follows:

Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM:
Alger American Growth Portfolio	AIM Growth Fund
Alger American Small Capitalization Portfolio	AIM International Equity Fund
AIM Capital Appreciation Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series	MFS Emerging Growth Series
MFS Research Series	MFS Research Series
MFS Bond Series

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Growth Stock Fund	SteinRoe Growth Stock Fund
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Mortgage Securities Fund	SteinRoe Small Company Growth Fund
SteinRoe Small Company Growth Fund

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial U.S. Growth & Income Fund	Colonial U.S. Growth & Income Fund
Colonial Growth & Income Fund	Colonial Growth & Income Fund
Colonial Strategic Income Fund	Colonial Strategic Income Fund
Liberty All-Star Equity Fund	Liberty All-Star Equity Fund
SteinRoe Global Utilities Fund	SteinRoe Global Utilities Fund
Colonial International Fund for Growth	Colonial High Yield Securities Fund
Newport Tiger Fund	Colonial Small Cap Value Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Premier Growth Portfolio	Alliance Premier Growth Portfolio
Alliance Global Bond Portfolio	Alliance Global Bond Portfolio
Alliance Growth and Income Portfolio
Alliance Real Estate Portfolio

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

  Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM:	AIM:
AIM Value Fund	AIM Value Fund
AIM Capital Appreciation Fund	AIM Growth Fund
AIM Capital Appreciation Fund

Alger American Fund:	Mitchell Hutchins:
Alger American Growth Portfolio	Mitchell Hutchins Growth
Alger American Small Capitalization Portfolio	Mitchell Hutchins Tactical Allocation
Mitchell Hutchins Strategic Income
Mitchell Hutchins Global Equity
Mitchell Hutchins Growth & Income
Mitchell Hutchins Balanced

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Premier Growth Portfolio	Alliance Global Bond Portfolio
Alliance Global Bond Portfolio	Alliance Growth and Income Portfolio
Alliance Technology Portfolio	Alliance Technology Portfolio

Franklin Templeton:	Franklin Templeton:
Templeton Developing Markets	Templeton Developing Markets

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial U.S. Growth & Income Fund	Colonial U.S. Growth & Income Fund
Colonial Strategic Income Fund	Liberty All-Star Equity Fund
Liberty All-Star Equity Fund	SteinRoe Global Utilities Fund
SteinRoe Global Utilities Fund	Colonial High Yield Securities Fund
Colonial High Yield Securities Fund	Colonial Small Cap Value Fund
Newport Tiger Fund	Colonial International Horizons Fund
Colonial Small Cap Value Fund	Crabbe Huson Real Estate Fund
Colonial International Horizons Fund
Colonial Global Equity Fund
Crabbe Huson Real Estate Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Growth Stock Fund	SteinRoe Growth Stock Fund
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Mortgage Securities Fund	SteinRoe Mortgage Securities Fund

On June 1, 1999, the fund names for Colonial U.S. Stock Fund and SteinRoe Special Venture Fund were changed to Colonial U.S. Growth & Income Fund and SteinRoe Small Company Growth Fund, respectively.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the state of New York. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

Amounts due to Keyport Benefit Life Insurance Company represent mortality and expense risk and administrative charges earned by the Company in 1999 but not transferred to the Company until January 2000.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

3. Expenses

Keyport Advisor, Keyport Advisor Charter and Optima Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value.

Optional riders are available for Keyport Advisor Charter and Optima. The deduction is a yearly charge of 0.35% for the guaranteed income benefit rider, 0.05% for the enhanced death benefit (if purchased with the guaranteed income benefit rider) and 0.10% for the enhanced death benefit (if purchased without the guaranteed income benefit rider).

Keyport Advisor Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of LASC, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

5. Unit Values

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 are as follows:
	1998		1999
	Unit	Unit
	Value	Value	Units	Dollars
AIM Value Fund
Keyport Advisor Charter	$-	$11.272026	88,598.5922	$998,686

AIM Growth Fund
Keyport Advisor Vista	11.815758	15.758600	43,891.2881	691,665

AIM International Equity Fund
Keyport Advisor Vista	9.997160	15.286602	28,966.8399	442,805

AIM Capital Appreciation Fund
Keyport Advisor Vista	11.091130	15.818110	36,208.6667	572,753

Alger American Growth Portfolio
Keyport Advisor	17.928398	23.647189	374,966.3088	8,866,899

Alger American Small Capitalization Portfolio
Keyport Advisor	12.685024	17.941512	101,666.3179	1,824,047

Alliance Premier Growth Portfolio
Keyport Advisor	19.645990	25.635815	659,683.9985	16,911,537
Keyport Advisor Charter	-	11.492244	191,370.9958	2,199,282

Alliance Global Bond Portfolio
Keyport Advisor	11.041874	10.223508	201,836.7365	2,063,480
Keyport Advisor Charter	-	10.138145	4,403.8585	44,647

Alliance Growth and Income Portfolio
Keyport Advisor Vista	10.894009	11.964979	120,006.2929	1,435,873
Keyport Advisor Optima	-	9.557132	431.6427	4,125

Alliance Technology Portfolio
Keyport Advisor Charter	-	14.920432	62,861.1808	937,916

Alliance Real Estate Portfolio
Keyport Advisor Vista	9.019247	8.439990	12,894.4832	108,829

Templeton Developing Markets
Keyport Advisor Charter	-	10.514681	8,555.4007	89,957

Colonial U.S. Growth & Income Fund
Keyport Advisor	24.622292	27.196081	366,914.8120	9,978,645

Colonial Growth & Income Fund
Keyport Advisor	21.211314	22.079285	440,028.7516	9,715,520

Colonial Strategic Income Fund
Keyport Advisor	14.237231	14.291029	590,109.8542	8,433,277

Liberty All-Star Equity Fund
Keyport Advisor Vista	11.777423	12.608901	371,362.5396	4,682,474

5. Unit Values (continued)
	1998		1999
	Unit	Unit
	Value	Value	Units	Dollars
SteinRoe Global Utilities Fund
Keyport Advisor	$17.923199	$22.736744	176,147.1253	$4,005,012

Colonial International Fund for Growth
Keyport Advisor	10.761067	14.919035	97,269.6437	1,451,169

Colonial High Yield Securities Fund
Keyport Advisor Vista	9.631230	9.654958	144,910.5194	1,399,105

Newport Tiger Fund
Keyport Advisor	7.866774	13.034893	57,388.5903	748,054

Colonial Small Cap Value Fund
Keyport Advisor Vista	8.575210	8.992979	44,194.3724	397,439

Colonial International Horizons Fund
Keyport Advisor Charter	-	11.683718	20,141.0283	235,322

Colonial Global Equity Fund
Keyport Advisor Charter	-	10.605447	5,668.9219	60,121

Crabbe Huson Real Estate Fund
Keyport Advisor Charter	-	8.908559	6,262.8288	55,793

MFS Emerging Growth Series
Keyport Advisor	15.454973	26.934484	172,943.3189	4,658,139

MFS Research Series
Keyport Advisor	14.399988	17.616518	239,974.6989	4,227,519

MFS Bond Series
Keyport Advisor Vista	10.239799	9.940741	112,670.7067	1,120,030

Mitchell Hutchins Growth
Keyport Advisor Optima	-	11.961619	688.1099	8,231

Mitchell Hutchins Tactical Allocation
Keyport Advisor Optima	-	10.469298	783.9895	8,208

SteinRoe Balanced Fund
Keyport Advisor	27.188237	30.197093	348,050.0060	10,510,098

SteinRoe Growth Stock Fund
Keyport Advisor	44.828835	60.540522	165,898.8840	10,043,605

SteinRoe Money Market Fund
Keyport Advisor	14.283805	14.762002	507,788.1526	7,495,970

SteinRoe Mortgage Securities Fund
Keyport Advisor	18.825527	18.762170	160,355.1729	3,008,611

SteinRoe Small Company Growth Fund
Keyport Advisor	25.351276	37.025224	10,938.3935	404,997

			5,976,833.0236	$119,839,840

6. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1999 are shown below:
	Purchases	Sales

AIM Value Fund	$1,032,204	$75,237

AIM Growth Fund	759,930	105,166

AIM International Equity Fund	595,666	143,784

AIM Capital Appreciation Fund	496,968	8,830

Alger American Growth Portfolio	8,475,956	833,356

Alger American Small Capitalization Portfolio	2,230,857	607,107

Alliance Premier Growth Portfolio	18,485,239	1,822,850

Alliance Global Bond Portfolio	2,427,666	436,602

Alliance Growth and Income Portfolio	1,810,664	319,489

Alliance Technology Portfolio	923,763	87,778

Alliance Real Estate Portfolio	144,736	28,504

Templeton Developing Markets	84,418	950

Colonial U.S. Growth & Income Fund	10,058,298	702,081

Colonial Growth & Income Fund	11,486,461	563,353

Colonial Strategic Income Fund	9,488,757	1,479,669

Liberty All-Star Equity Fund	4,578,943	316,189

SteinRoe Global Utilities Fund	3,591,439	303,992

6. Purchases and Sales of Securities (continued)
	Purchases	Sales

Colonial International Fund for Growth	$2,013,240	$771,833

Colonial High Yield Securities Fund	1,646,748	180,383

Newport Tiger Fund	675,655	131,211

Colonial Small Cap Value Fund	398,099	20,084

Colonial International Horizons Fund	314,922	90,670

Colonial Global Equity Fund	57,519	96

Crabbe Huson Real Estate Fund	57,527	737

MFS Emerging Growth Series	3,559,381	595,871

MFS Research Series	4,230,646	673,840

MFS Bond Series	1,477,225	437,480

Mitchell Hutchins Growth	8,157	1

Mitchell Hutchins Tactical Allocation	8,184	1

SteinRoe Balanced Fund	12,857,395	1,989,148

SteinRoe Growth Stock Fund	8,763,838	635,317

SteinRoe Money Market Fund	12,017,675	5,600,548

SteinRoe Mortgage Securities Fund	3,121,434	704,481

SteinRoe Small Company Growth Fund	259,875	47,009

	$128,139,485	$19,713,647

KEYPORT BENEFIT LIFE INSURANCE COMPANY -
VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors
Keyport Benefit Life Insurance Company

We have audited the accompanying statutory-basis balance sheet of Keyport Benefit Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, capital and deficit, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Keyport Benefit Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

Boston, Massachusetts	/s/Ernst & Young LLP
January 27, 2000

Keyport Benefit Life Insurance Company

Balance Sheet-Statutory Basis
	December 31
	1999	1998
	(In Thousands)
Admitted assets

Cash and invested assets:
Bonds	$151,430	$12,546
Cash	23,219	39,386
Total cash and invested assets	174,649	51,932

Due from separate accounts	6,121	868
Accrued investment income	2,533	350
Other assets	1,139	1,048
Separate account assets	135,471	17,448

Total admitted assets	$319,913	$71,646

Liabilities and capital and deficit

Liabilities:
Reserves for future policy benefits	$159,797	$40,996
Policy and contract claims	357	62
Interest maintenance reserve	-	33
Total policy and contract liabilities	160,154	41,091

Accounts payable and accrued expenses	144	64
Other liabilities	354	75
Remittances and items not allocated	2,263	1,237
Separate account liabilities	135,471	17,448
Total liabilities	298,386	59,915

Capital and deficit:
Common stock, $2.00 par value; authorized 1,000 shares;
issued and outstanding 1,000 shares	2,000	2,000
Paid-in surplus	25,000	10,000
Unassigned deficit	(5,473)	(269)
Total capital and deficit	21,527	11,731

Total liabilities and capital and deficit	$319,913	$71,646

Keyport Benefit Life Insurance Company

Statement of Operations-Statutory Basis
	Year Ended December 31
	1999	1998
	(In Thousands)

Revenues:
Premiums and annuity considerations	$137,950	$42,046
Deposit-type funds	96,194	13,000
Considerations for supplementary contracts	12,925	723
Separate account fee income	998	28
Net investment income	7,030	921
Other revenues	51	5

Total revenues	255,148	56,723

Benefits and expenses:
Increase in reserves for future policy benefits	118,829	40,721
Surrender benefits	13,002	1,296
Annuity benefits	14,543	770
Other benefits	24	24
	146,398	42,811
Other operating expenses:
Commissions	13,424	3,153
General insurance expenses	1,615	864
Taxes, licenses and fees	11	14
Net transfers to separate accounts	97,999	12,588

Total benefits and expenses	259,447	59,430

Loss before federal income tax expense (benefit)	(4,299)	(2,707)

Federal income tax expense (benefit)	269	(949)

Net loss	$ (4,568)	$ (1,758)

Keyport Benefit Life Insurance Company

Statement of Capital and Deficit-Statutory Basis

				Total
	Common	Paid-in	Unassigned	Capital and
	Stock	Surplus	Deficit	Deficit
	(In Thousands)

Balances at December 31, 1997	$2,000	$ 2,500	$ 1,589	$ 6,089

Net loss			(1,758)	(1,758)
Change in non-admitted assets			(100)	(100)
Capital contribution		7,500		7,500
Balances at December 31, 1998	2,000	10,000	(269)	11,731

Net loss			(4,568)	(4,568)
Change in non-admitted assets			(184)	(184)
Change in asset valuation reserve			(232)	(232)
Prior year taxes			(220)	(220)
Capital contribution		15,000		15,000
Balances at December 31, 1999	$2,000	$25,000	$(5,473)	$21,527

Keyport Benefit Life Insurance Company

Statement of Cash Flow-Statutory Basis
	Year Ended December 31
	1999	1998
	(In Thousands)
Operations:
Premiums and annuity considerations	$ 247,072	$ 55,769
Net investment income received	5,336	671
Benefits paid	(27,274)	(2,076)
Commissions and other expenses	(14,980)	(4,067)
Net transfers to separate accounts	(103,252)	(13,453)
Separate account fee income	998	28
Other revenues received less other expenses	51	4
Federal income taxes paid (refunded)	474	(172)
Net cash provided by operations	108,425	36,704

Investment activities:
Proceeds from sales, maturities or repayments of bonds	41,061	1,000
Cost of bonds acquired	(180,624)	(10,575)
Net cash used in investment activities	(139,563)	(9,575)

Financing and other activities:
Capital contribution received	15,000	7,500
Other applications, net	(29)	1,306
Net cash provided by financing and other activities	14,971	8,806

Net (decrease) increase in cash	(16,167)	35,935
Cash:
Beginning of year	39,386	3,451

End of year	$ 23,219	$ 39,386

1. Organization

On January 2, 1998, Keyport Life Insurance Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company (the "Company") on March 31, 1998. Keyport Benefit Life Insurance Company is licensed in the states of New York and Rhode Island and offers fixed and variable annuities and accident and health policies.

The Company is a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport Life"). Keyport Life is a wholly-owned subsidiary of SteinRoe Services Incorporated ("SteinRoe"). SteinRoe is a wholly-owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with insurance accounting practices prescribed or permitted by the New York State Insurance Department. These practices differ from generally accepted accounting principles ("GAAP"). The more significant variances between statutory and GAAP are as follows: (a) the costs related to acquiring and renewing business are charged to current operations as incurred rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profits; (b) policy reserves are based on statutory mortality and interest requirements rather than full account value; (c) deferred federal income taxes are not provided for the difference between the financial reporting and tax bases of assets and liabilities for statutory purposes, whereas, they are required for GAAP; (d) certain assets designated as "non-admitted assets" (principally furniture and equipment, leasehold improvements and certain agents' debit balances) have been excluded from the balance sheet through a charge to surplus (e) bonds are generally carried at amortized cost irrespective of the Company's investment portfolio activity; (f) the asset valuation reserve ("AVR"), which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus and (g) the interest maintenance reserve ("IMR"), which is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes on fixed- income investments, is also recorded as a liability. These deferred net realized investment gains or losses are amortized into future income generally over the original period to maturity of the assets sold.

2. Summary of Significant Accounting Policies (continued)

Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is unclear whether the State of New York will adopt Codification. Management has not yet determined the potential impact of Codification on the Company's statutory-basis financial statements.

Investments

All investments are valued in accordance with guidelines provided by the NAIC. Bonds are carried at amortized cost, except for those bonds in or near default, which are recorded at lower of amortized cost or fair value. Realized investment gains and losses are calculated on a first-in, first-out basis.

Net realized investment gains or losses include gains on sales of equity securities and credit-related gains and losses on fixed maturities, net of applicable federal income taxes. Interest-related realized investment gains or losses are deferred in the IMR and amortized under the grouped method. The grouped method classifies realized investment gains and losses, net of applicable taxes, according to the number of calendar years to expected maturity. The groupings are in bands of five calendar years, with amortization factors for each band provided by the NAIC's Securities Valuation Office.

2. Summary of Significant Accounting Policies (continued)

Separate Accounts

Separate account assets, which are valued at fair value, consist principally of investments in mutual funds and are included as a separate caption in the balance sheet. The contractholders bear the investment risk. Investment income and changes in asset values related to policyholders are fully allocated to variable annuity and variable life policyholders and, therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. The statement of operations includes the premiums, benefits and other items (including transfers to and from the separate account) arising from the operations of the separate account.

Fair Value of Financial Instruments

The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

Bonds: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, the estimated fair values are determined using values from independent pricing services or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities.

Reserves for Future Policy Benefits: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

3. Investments

Bonds

The carrying value and fair value of investments in bonds as of December 31, 1999 and 1998 are as follows (in thousands):

	December 31, 1999
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

U.S. Treasury securities	$ 8,395	$ 99	$ (348)	$ 8,146
Mortgage backed securities of U.S government corporations and agencies	9,698	-	(169)	9,529
Corporate securities	92,141	35	(2,725)	89,451
Other mortgage backed securities	8,025	-	(208)	7,817
Asset backed securities	33,171	22	(1,097)	32,096

	$151,430	$156	$(4,547)	$147,039

December 31, 1998
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

U.S. Treasury securities	$12,546	$ 79	$ (105)	$ 12,520

Contractual Maturities

The carrying value and fair value of bonds by contractual maturity as of December 31, 1999 are as follows (in thousands):

	December 31, 1999
	Carrying	Fair
	Value	Value

Due in one year or less	$ 2,694	$ 4,911
Due after one year through five years	69,401	67,617
Due after five years through ten years	18,015	17,159
Due after ten years through twenty years	3,601	3,461
Due after twenty years	6,825	4,449
Mortgage and asset backed	50,894	49,442

Total bonds	$151,430	$147,039

3. Investments (continued)

At December 31, 1999 and 1998, bonds with an amortized cost of $486,954 and $499,532, respectively, were on deposit with state insurance departments to satisfy regulatory authorities.

Net Investment Income

Net investment income is summarized as follows (in thousands):

	Year ended December 31
	1999	1998

Bonds	$6,502	$243
Cash and short-term investments	603	673
Gross investment income	7,105	916
Investment expenses	62	-
	7,043	916
(Accretion) amortization of interest maintenance reserve	(13)	5

Net investment income	$7,030	$921

There were no non-income-producing bonds as of December 31, 1999 and 1998.

Net Realized Investment Gains

Net realized investment gains are as follows (in thousands):

	Year ended December 31
	1999	1998
Bonds:
Gross gains	$ 37	-
Gross losses	(366)	-
	(329)	-
Federal income tax benefit	(115)	-
	(214)	-
Less: realized losses transferred to the interest maintenance reserve (net of applicable federal income tax benefit of
$115 in 1999)	(214)	-

Net realized investment gain	$ -	-

4. Federal Income Taxes

Income taxes are calculated as if the Company filed its own income tax return. For 1998, the Company filed a consolidated federal income tax return with Keyport Life and Independence Life and Annuity Company. The Company will be eligible to file a consolidated return with Liberty Financial beginning in 2003. The method of allocation is subject to a written agreement approved by the State of New York and is based upon separate return calculations with current credit for net losses incurred to the extent those losses are used in the consolidated return.

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate of 35% for the following reasons (in thousands):

	Year ended December 31
	1999	1998

Computed expected tax benefit	$(1,505)	$(947)
Policy acquisition costs	943	-
Net amortization of investment discounts and premiums	(16)	-
Difference between statutory and tax reserves	846	-
Separate account dividends received deduction	(4)	-
Other, net	5	(2)

Federal income tax expense (benefit)	$ 269	$(949)

Taxes recoverable of $290,438 and $1,034,000 are included in other assets at December 31, 1999 and December 31, 1998, respectively.

5. Transactions with Affiliated Companies

The Company reimbursed Keyport Life for corporate general and administrative expenses and corporate overhead, such as executive and legal support. The total amount reimbursed in 1999 and 1998 was $1,047,343 and $318,590, respectively.

6. Dividend Restrictions

The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of New York is subject to restrictions related to statutory surplus and statutory adjusted net investment income. The Company has not paid dividends since its acquisition by Keyport Life.

7. Commitments and Contingencies

Leases

The Company leases its home office, data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2006. Rental expense amounted to $17,808 and $9,450 for the years ended December 31, 1999 and 1998, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 1999:

2000	$ 17,800
2001	17,800
2002	17,800
2003	17,800
2004	17,800
Thereafter	35,600

Total minimum future rental payments	$124,600

Other Matters

The Company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse effect on the Company's financial position.

8. Annuity Reserves

At December 31, 1999, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

	Amount	Percent
Subject to discretionary withdrawal (with adjustment)
At book value less current surrender charge of 5%
or more	$120,754	41.9%
At market value	129,350	44.9%
Total with adjustment or at market value	250,104	86.8%
Subject to discretionary withdrawal (without
Adjustment) at book value with minimal or no
Charge or adjustment	23,957	8.3%
Not subject to discretionary withdrawal	14,199	4.9%

Total annuity reserves and deposit fund liabilities	$288,260	100.0%

8. Annuity Reserves (continued)

The carrying value and fair value of the Company's reserves for future policy benefits at December 31, 1999 was $159.8 million and $159.4 million, respectively.

9. Separate Accounts

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1999 is as follows (in thousands):

	Separate Accounts with Guarantees
	Indexed	Nonindexed Guarantee Less than or equal to 4%	Nonindexed Guarantee Greater than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations		$96,194	-	$12,853	$109,047

Reserves for separate accounts with assets at fair value	-	$115,223	-	$14,127	$129,350
Reserves for separate accounts subject to discretionary withdrawal:
With market value adjustment	-	$115,223	-	$14,127	$129,350
At market value
Total separate account reserves	-	$115,223	-	$14,127	$129,350

9. Separate Accounts (continued)

At December 31, 1999, the Company had reserves for nonguaranteed separate account business subject to discretionary withdrawal at market value of $135.5 million. A reconciliation of the amounts transferred to and from the separate accounts is presented below (in thousands):

Year ended December 31, 1999
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers from separate accounts	$109,047
Transfers to separate accounts	11,135
Net transfers from separate accounts	97,912
Reconciling adjustments:
Other transfers	87
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$ 97,999

10. Risk-Based Capital

Life and health insurance companies are required to calculate Risk-Based Capital ("RBC") in accordance with instructions set forth by the NAIC. RBC is a means of setting the capital standards for insurance companies to support their operations and encompasses various risks associated with the business, including asset quality, premium volume, policy reserves and interest rates. The RBC is then compared to the Company's total adjusted capital, which is comprised of reported capital and surplus adjusted for the asset valuation reserve. The Company's capital and surplus exceeds the RBC requirements at December 31, 1999.


PART C

Item 24. Financial Statements and Exhibits

(a)	Statutory-Basis Financial Statements:
Included in Part B:
Variable Account A:
Statement of Assets and Liabilities - December 31, 1999
Statement of Operations and Changes in Net Assets for the year ended December 31, 1999 and for the period from February 6, 1998 (commencement of operations) to December 31, 1998
Notes to Financial Statements
Keyport Benefit Life Insurance Company:
Balance Sheet for the years ended December 31, 1999 and 1998.
Statement of Operations for the years ended December 31, 1999 and 1998.
Statement of Capital and (Deficit) Surplus--Statutory- Basis for the years ended December 31, 1999 and 1998.
Statement of Cash Flows for the years ended December 31, 1999 and 1998.
Notes to Statutory-Basis Financial Statements
(b)	Exhibits:
**	(1)	Resolution of the Board of Directors establishing Variable Account A

	(2)	Not applicable

**	(3a)	Form of Principal Underwriter's Agreement

**	(3b)	Specimen Agreement between Principal Underwriter and Dealer

**	(4a)	Form of Group Variable Annuity Contract of Keyport Benefit Life Insurance Company

**	(4b)	Form of Group Variable Annuity Certificate of Keyport Benefit Life Insurance Company

**	(4c)	Form of Tax-Sheltered Annuity Endorsement

**	(4d)	Form of Individual Retirement Annuity Endorsement

**	(4e)	Form of Corporate/Keogh 401(a) Plan Endorsement

**	(4f)	Form of Unisex Endorsement

**	(4g)	Form of Qualified Plan Endorsement

***	(4h)	Specimen Group Variable Annuity Contract of Keyport Benefit Life Insurance Company (M&N)

***	(4i)	Specimen Variable Annuity Certificate of Keyport Benefit Life Insurance Company (M&N)

****	(4j)	Specimen Group Variable Annuity Contract of Keyport Benefit Life Insurance Company (KA)

****	(4k)	Specimen Variable Annuity Certificate of Keyport Benefit Life Insurance Company (KA)

+	(4l)	Specimen Group Variable Annuity Contract of Keyport Benefit Life Insurance Company (KAV)

+	(4m)	Specimen Variable Annuity Certificate of Keyport Benefit Life Insurance Company (KAV)

**	(5a)	Form of Application for a Group Variable Annuity Contract

**	(5b)	Form of Application for a Group Variable Annuity Certificate

***	(6a)	Articles of Incorporation of Keyport Benefit Life Insurance Company

***	(6b)	By-Laws of Keyport Benefit Life Insurance Company

	(7)	Not applicable

**	(8a)	Form of Participation Agreement

***	(8b)	Participation Agreement Among Manning & Napier Insurance Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Keyport Benefit Life Insurance Company

***	(8c)	Participation Agreement By and Among Keyport Benefit Life Insurance Company, Keyport Financial Services Corp., and SteinRoe Variable Investment Trust

****	(8d)	Participation Agreement Among MFS Variable Insurance Trust, Keyport Benefit Life Insurance Company, and Massachusetts Financial Services Corp.

****	(8e)	Participation Agreement Among The Alger American Fund, Keyport Benefit Life Insurance Company, and Fred Alger and Company, Incorporated

****	(8f)	Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Keyport Benefit Life Insurance Company

****	(8g)	Participation Agreement By and Among Keyport Benefit Life Insurance Company, Keyport Financial Services Corp., and Liberty Variable Investment Trust

+	(8h)	Participation Agreement By and Among AIM Variable Insurance Funds, Inc., Keyport Benefit Life Insurance Company, on Behalf of Itself and its Separate Accounts, and Keyport Financial Services Corp.

**	(9)	Opinion and Consent of Counsel

	(10)	Consent of Independent Auditors

	(11)	Not applicable

	(12)	Not applicable

+++	(13)	Schedule for Computations of Performance Quotations

*	(15)	Chart of Affiliations

++	(16)	Powers of Attorney

**	(17)	Specimen Tax-Sheltered Annuity Acknowledgement

**	(18)	Form of Administrative Services Agreement
*	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (Files No. 333-1043; 811-7543) filed on or about February 6, 1998.

**	Incorporated by reference to Registration Statement (Files No. 333-45727; 811-08635) filed on or about February 6, 1998.

***	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (Files No. 333-45727; 811-08635) filed on or about June 15, 1998.

****	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement (Files No. 333-45727; 811-08635) filed on or about June 30, 1998.

+	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement (Files No. 333-45727; 811-08635) filed on or about July 23, 1998.

++	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (Files No. 333-75157; 811-08635) filed on or about June 16, 1999.

+++	To be Filed by Amendment.

Item 25. Officers and Directors of the Depositor.
Name and	Position and Offices
Business Address*	with Depositor

William P. Donohue	Director
Senior Advisor
Bentley Associates LP
1155 Avenue of the Americas
New York, NY 10036

J. Andrew Hilbert	Director
SVP, CFO & Treasurer
Liberty Financial Companies, Inc.
Federal Reserve Plaza
600 Atlantic Avenue, 24th Floor
Boston, MA 02110

Peter M. Lehrer	Director
Opus Three Ltd.
550 Mamaroneck Ave.
Harrison, NY 10528

Jeff S. Liebmann	Director
Partner
Dewey Ballantine LLP
1301 Avenue of the Americas
New York, NY 10019-6092

Christopher C. York	Director
Principal
C.C. York Company
200 Rector Place, 18-E
New York, NY 11280-1101

Philip K. Polkinghorn	Director and President

Paul H. LeFevre, Jr.	Director and Chief Operating Officer

Bernard R. Beckerlegge	Director, Senior Vice President and General Counsel

Stewart R. Morrison	Director, Senior Vice President and Chief Investment Officer

William Hayward	Senior Vice President

Bernhard M. Koch	Senior Vice President and Chief Financial Officer
Francis E. Reinhart	Senior Vice President
Garth A. Bernard	Vice President

Daniel C. Bryant	Vice President and Assistant Secretary

James P. Greaton	Vice President and Corporate Actuary

James J. Klopper	Vice President and Secretary

Jeffrey J. Lobo	Vice President-Risk Management

Suzanne E. Lyons	Vice President-Human Resources

Thomas O'Grady	Vice President

Jeffery J. Whitehead	Vice President and Treasurer

Daniel Yin	Vice President
John G. Bonvouloir	Assistant Vice President
Alan R. Downey	Assistant Vice President

Donald A. Truman	Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Depositor controls the Registrant, and is a wholly-owned subsidiary of Keyport Life Insurance Company, which controls KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II.

The Depositor is under common control with Liberty Advisory Services Corp. (LASC), a Massachusetts corporation functioning as an investment adviser. LASC files separate financial statements.

The Depositor is under common control with Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities. KFSC files separate financial statements.

The Depositor is under common control with Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company. Independence Life files separate financial statements.

Chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (Files No. 333-1043; 811-7543) filed on or about February 6, 1998.

Item 27. Number of Contract Owners.


As of March 31, 2000, there were 835 Qualified Contract Owners and 1,153 Non-Qualified Contract Owners.


Item 28. Indemnification.

Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Benefit Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for the KMA Variable Account, Variable Account A and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Account and Independence Variable Life Account of Independence Life and Annuity Company, which are affiliated companies of Keyport Benefit. KFSC receives no compensation for its services.

The directors and officers are:
Name and Principal	Position and Offices
Business Address*	with Underwriter
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Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk

Daniel C. Bryant	Vice President

Rogelio P. Japlit	Treasurer

Donald A. Truman	Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

Keyport Benefit Life Insurance Company, 125 High St., Boston, MA 02110

Keyport Life Insurance Company, 125 High St., Boston, MA 02110

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Registrant represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it has complied with the provisions of paragraphs (1) - (4) of that letter. Specimen of acknowledgement form used to comply with paragraph (4) is included as Exhibit 17 in this Registration Statement.

Representation

Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this Registration Statement.

SIGNATURES

SIGNATURES

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As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 26th day of April, 2000.

Variable Account A
(Registrant)

By:	Keyport Benefit Life Insurance Company
(Depositor)

By:	/s/ Philip K. Polkinghorn *
Philip K. Polkinghorn
President

*BY:	/s/James J. Klopper	April 26, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on or about June 16, 1999 (Files No. 333-75157; 811-08635).

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
/s/PHILIP K. POLKINGHORN*	/s/PHILIP K. POLKINGHORN*
PHILIP K. POLKINGHORN	PHILIP K. POLKINGHORN
Chairman of the Board	President

/s/BERNARD R. BECKERLEGGE*	/s/BERNHARD M. KOCH*
BERNARD R. BECKERLEGGE	BERNHARD M. KOCH
Director	Chief Financial Officer

/s/WILLIAM P. DONOHUE*
WILLIAM P. DONOHUE
Director

/s/J. ANDREW HILBERT*
J. ANDREW HILBERT
Director

/s/PAUL H. LEFEVRE, JR.*
PAUL H. LEFEVRE, JR.
Director
	*BY: /s/James J. Klopper	April 26, 2000
/s/PETER M. LEHRER*	James J. Klopper	Date
PETER M. LEHRER	Attorney-in-Fact
Director

/s/JEFF S. LIEBMANN*
JEFF S. LIEBMANN
Director

/s/STEWART R. MORRISON*
STEWART R. MORRISON
Director

/s/CHRISTOPHER C. YORK*
CHRISTOPHER C. YORK
Director

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on or about June 16, 1999 (Files No. 333-75157; 811-08635).

EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors

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